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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 22, 2005

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under an Indenture dated as of March 23, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2005-1)

                      American Home Mortgage Securities LLC
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             (Exact name of registrant as specified in its charter)

        DELAWARE                                      333-121581                       20-0103914
        --------                                      ----------                       ----------
(State or Other Jurisdiction                         (Commission                     (I.R.S. Employer
of Formation)                                        File Number)                  Identification No.)

538 Broadhollow Road
Melville, New York                                                                        11747
------------------                                                                        -----
(Address of Principal                                                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (516) 396-7700

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



Item 2.01.        Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 8.01.        Other Events.
                  ------------

         On or about March 23, 2005, the Registrant will cause the issuance and sale of approximately $3,939,305,000 initial principal amount of Mortgage-Backed Notes, Series 2005-1 (collectively, the "Notes") pursuant to an Indenture, dated as of March 23, 2005, between American Home Mortgage Trust 2005-1, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

         In connection with the sale of the Notes by Bear, Strearns & Co. Inc., Lehman Brothers Inc., Citigroup Global Markets Inc. and UBS Securities LLC (the "Underwriters"), the Registrant has been advised that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class II-A-2, Class III-A-1, Class III-A-2, Class IV-A-1, Class IV-A-2, Class V-A-1, Class V-A-2, Class VI-A, Class VII-A-1, Class VII-A-2, Class M-1, Class M-2, Class M-3, Class VIII-A, Class VIII-M-1 and Class IX-A Notes following the effective date of Registration Statement 333-121581, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be supplemented by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Notes (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

             (a) Not applicable

             (b) Not applicable

             (c) Exhibits:


    EXHIBIT NO.      ITEM 601(A) OF          DESCRIPTION
    -----------      REGULATION S-K          -----------
                     EXHIBIT NO.
                     -----------
         1                     99            Computational Materials --
                                             Computational Materials (as defined
                                             in Item 8.01) that have been
                                             provided by the Underwriters to
                                             certain prospective purchasers of
                                             American Home Mortgage Investment
                                             Trust 2005-1, Mortgage-Backed
                                             Notes, Series 2005-1 (filed in
                                             paper pursuant to the automatic SEC
                                             exemption pursuant to Release
                                             33-7427, August 7, 1997)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMERICAN HOME MORTGAGE SECURITIES LLC

                                          By: /s/ Alan Horn
                                             ----------------------------------
                                          Name:   Alan Horn
                                          Title:  Executive Vice President

Dated: March 24, 2005

                                  EXHIBIT INDEX


Exhibit                        Item 601(a) of Regulation    Sequentially                    Page
Number                         Regulation S-K               Numbered                        ----
------                         Exhibit No.                  Description
                               -----------                  -----------
1                              99                           Computational Materials         Filed Manually





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